UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2018

Date of Report (Date of earliest event reported)

 GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150

San Antonio, Texas 78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08     Shareholder Director Nominations

On August 7, 2018, the Board of Directors of GlobalSCAPE, Inc. (“GlobalSCAPE” or the “Company”) determined that the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”) will be held on October 10, 2018, at 9:00 a.m., local time, at the Company’s corporate headquarters or at such other time and location to be determined by the authorized officers and set forth in the Company’s proxy statement for the 2018 Annual Meeting, and established August 17, 2018 as the record date for determining stockholders entitled to notice of, and to vote at, the 2018 Annual Meeting.

The 2018 Annual Meeting is more than 30 days from the first anniversary of the Company’s 2017 annual meeting of stockholders, which was held on May 10, 2017.  As a result, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must provide written notice that is received by the Corporate Secretary at the Company’s corporate headquarters, 4500 Lockhill-Selma Road, Suite 150, San Antonio, Texas 78249, on or before August 24, 2018, which the Company has determined to be a reasonable time before it expects to make its proxy materials available.  Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting must comply with the requirements, including the deadline set forth above, as well as all the applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act.  In addition, pursuant to the Company’s bylaws, stockholders who wish to present a proposal of business or nominate a director at the 2018 Annual Meeting but do not intend for the proposal to be included in the Company’s Proxy Statement under Rule 14a-8 must provide written notice that is received by the Corporate Secretary at the Company’s corporate headquarters on or before August 20, 2018.   Any such written notice must be directed to the attention of the Company’s Corporate Secretary at the Company’s corporate headquarters and must comply with the applicable provisions of the Company’s bylaws, as amended.

The Company issued a press release on August 9, 2018 correcting certain information relating to the 2018 Annual Meeting. A copy of the press release is furnished with this report as Exhibit 99.1. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Exhibits

(d) Exhibit

99.1  Press release dated August 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ Matthew Goulet
Matthew Goulet President and Chief Executive Officer
Dated: August 10, 2018

EXHIBIT INDEX

Document Description

99.1	Press release dated August 9, 2018 correcting certain information for the 2018 annual meeting of stockholders.